Exhibit 99 (a)

BANK OF GRANITE CORPORATION
  NEWS
--------------------------------------------------------------------------------

FOR RELEASE:                                                    OCTOBER 10, 2000

                 BANK OF GRANITE REPORTS INCREASED EARNINGS FOR
                          THIRD QUARTER AND NINE MONTHS

         Bank Of Granite Corporation announced increased earnings for the third quarter and nine month periods, both ending September 30, 2000.

         For the third quarter, net income was $3,734,423 compared with $3,602,552 earned in the third quarter of 1999-an increase of 3.6%. Quarterly per share income was 33(cent) vs 31(cent) for 1999's third quarter-an increase of 6.5%.

         For the nine month period, also ending September 30, 2000, earnings were $11,483,329 compared with $10,895,936 for 1999-an increase of 5.4%. Per share earnings for the nine month period were $1.01 vs $0.95 for the same period in 1999-a 6.3% increase.

         According to John A. Forlines, Jr., Chairman and Chief Executive Officer, the current quarter's earnings were in line with Company expectations. Helping net income was increased loan demand, which resulted in a 12.7% increase in net interest income for the first three quarters of 2000.

         Assets at the end of the third quarter reached $640,337,556, an increase of 7% compared with 1999. Deposits totaled $496,068,478, a high for the Company, and an 8.5% increase over 1999. Loans, totaling $436,513,944, also a record high, increased 13.4% above the comparable period in 1999.

         As usual, Mr. Forlines thanked members of the Bank of Granite family for their hard work and dedication, which produced these earnings. He said the Company was looking forward to a good fourth quarter and that it would appear the Federal Reserve's series of interest rate increases has reached an end, at least for the time being. This should produce a more stable economic environment.

         Again, the Company's critical key ratios continued to be outstanding. Earnings on average assets for the nine month period were 2.43%, and the Company earned 13.25% on average equity. The capital to asset ratio was 18.42%, indicating that Bank of Granite remains one of the soundest, best capitalized banks in the nation.

         Bank of Granite Corporation is the parent company of Bank of Granite and GLL & Associates, Inc. The bank operates fourteen full service banking offices in Caldwell, Catawba, and Burke Counties-the "Unifour" area of North Carolina. GLL, headquartered in Winston-Salem, originates home mortgages in the Central and Southern Piedmont regions of North Carolina. Bank of Granite Corporation has over 5,700 shareholders with 11,254,025 shares of common stock outstanding as of September 30, 2000. The stock is traded on the NASDAQ Stock Market(R) under the symbol of GRAN. The closing price at the end of the quarter was $22.948 per share, reflecting a 6.7% increase year-to-date.

                                  - - - 0 - - -

Please see "Financial Data" tables, which are attached.

For further information, contact Kirby A. Tyndall, Senior Vice President and Chief Financial Officer at (828) 496-2026, FAX (828) 496-2116 or Internet: ktyndall@bankofgranite.com

                                                                            More



Bank of Granite Corporation, Form 8-K, October 10, 2000, page 5 of 7

BANK OF GRANITE CORPORATION
Selected Financial Data

                                              Three Months Ended                    Nine Months Ended
                                                 September 30,                        September 30,
                                       ---------------------------------    ---------------------------------
($ in thousands except per share data)   2000       1999(1)     % change       2000      1999(1)     % change
-------------------------------------------------------------------------------------------------------------
Consolidated earnings summary:
  Interest income, taxable equivalent  $ 14,589    $ 12,558        16.2%    $ 42,019    $ 37,074        13.3%
  Interest expense                        5,035       3,868        30.2%      13,733      11,744        16.9%
                                   -------------------------             ------------------------
  Net interest income, tax. equivalent    9,554       8,690         9.9%      28,286      25,330        11.7%
  Taxable equivalent adjustment             455         458        -0.7%       1,356       1,431        -5.2%
                                   -------------------------             ------------------------
  Net interest income                     9,099       8,232        10.5%      26,930      23,899        12.7%
  Loan loss provision (2)                 1,505         616       144.3%       2,938       1,097       167.8%
  Noninterest income                      2,136       1,877        13.8%       5,844       6,331        -7.7%
  Noninterest expense                     4,189       4,120         1.7%      12,573      12,867        -2.3%
                                   -------------------------             ------------------------
  Income before income taxes              5,541       5,373         3.1%      17,263      16,266         6.1%
  Income taxes                            1,807       1,770         2.1%       5,780       5,370         7.6%
                                   -------------------------             ------------------------
  Net income                            $ 3,734     $ 3,603         3.6%    $ 11,483    $ 10,896         5.4%
                                   =========================             ========================
  Earnings per share - Basic             $ 0.33      $ 0.31         6.5%      $ 1.01      $ 0.95         6.3%
  Earnings per share - Diluted             0.33        0.31         6.5%        1.01        0.95         6.3%
                                   -------------------------             ------------------------
  Average shares - Basic                 11,288      11,480        -1.7%      11,353      11,483        -1.1%
  Average shares - Diluted               11,302      11,496        -1.7%      11,364      11,506        -1.2%
-------------------------------------------------------------------------------------------------------------
Consolidated balance sheet data at September 30:
  Total assets                                                             $ 640,338   $ 598,579         7.0%
  Total deposits                                                             496,068     457,128         8.5%
  Loans (gross)                                                              436,514     385,057        13.4%
  Shareholders' equity                                                       117,919     111,970         5.3%
-------------------------------------------------------------------------------------------------------------
Consolidated average balance sheet data:
  Total assets                        $ 636,428   $ 598,252         6.4%   $ 628,797   $ 595,290         5.6%
  Total deposits                        493,619     457,914         7.8%     486,330     454,604         7.0%
  Loans (gross)                         428,585     381,610        12.3%     413,534     379,675         8.9%
  Shareholders' equity                  117,146     110,825         5.7%     115,582     108,822         6.2%
-------------------------------------------------------------------------------------------------------------
Consolidated performance ratios:
  Return on average assets                2.35%       2.41%                    2.43%       2.44%
  Return on average equity               12.75%      13.00%                   13.25%      13.35%
  Efficiency ratio                       35.83%      38.99%                   36.84%      40.64%
-------------------------------------------------------------------------------------------------------------
Consolidated asset quality data and ratios:
  Nonaccruing loans                                                          $ 1,543     $ 1,531         0.8%
  Accruing loans 90 days past due                                              1,486         926        60.5%
  Nonperforming loans                                                        $ 3,029     $ 2,457        23.3%
  Foreclosed properties                                                           83         129       -35.7%
  Nonperforming assets                                                         3,112       2,586        20.3%
  Allowance for loan losses                                                    6,004       4,988        20.4%
  Loans charged off (2)                                                        1,933         863       124.0%
  Recoveries of loans charged off                                                252         136        85.3%
  Net loan charge-offs (recoveries) (2)                                        1,681         727       131.2%
                                                                         ------------------------
  Net charge-offs to average loans (2)                                         0.54%       0.26%
  Nonperforming loans to total assets                                          0.47%       0.41%
  Allowance coverage of nonperforming loans                                  198.22%     203.01%
  Allowance for loan losses to gross loans                                     1.38%       1.30%
  Allowance for loan losses to net loans                                       1.39%       1.31%
-------------------------------------------------------------------------------------------------------------
Subsidiary earnings summary:
  Bank of    Net interest income        $ 8,754     $ 7,761        12.8%    $ 25,943    $ 22,190        16.9%
  Granite    Loan loss provision (2)      1,475         616       139.4%       2,898       1,097       164.2%
             Noninterest income           1,569       1,221        28.5%       4,388       3,748        17.1%
             Noninterest expense          3,329       3,101         7.4%       9,971       9,269         7.6%
             Income taxes                 1,759       1,672         5.2%       5,688       4,955        14.8%
             Net income                   3,760       3,593         4.6%      11,774      10,617        10.9%
            -------------------------------------------------------------------------------------------------
  GLL &      Net interest income          $ 401       $ 547       -26.7%     $ 1,180     $ 1,873       -37.0%
  Associates Loan loss provision             30           -          n/a          40           -          n/a
  (mortgage  Noninterest income             566         656       -13.7%       1,530       2,583       -40.8%
   bank)     Noninterest expense            849         991       -14.3%       2,483       3,450       -28.0%
             Income taxes                    48          98       -51.0%          92         415       -77.8%
             Net income                      70         114       -38.6%         135         591       -77.2%
-------------------------------------------------------------------------------------------------------------

(1) Certain amounts in 1999 have been reclassified to conform with classifications in 2000.

(2) Includes provision for and charge-off of a $922,000 deficiency on loans to one borrower in September 2000.

                                                                            More

Bank of Granite Corporation, Form 8-K, October 10, 2000, page 6 of 7

BANK OF GRANITE CORPORATION
Supplemental Quarterly Financial Data

                                                                          Quarters Ended
                                                   ----------------------------------------------------------
                                                    SEP 30,       Jun 30,     Mar 31,    Dec 31,      Sep 30,
                                                   ----------------------------------------------------------
($ in thousands except per share data)               2000          2000        2000      1999(1)      1999(1)
-------------------------------------------------------------------------------------------------------------
Consolidated earnings summary:
  Interest income, taxable equivalent              $ 14,589     $ 14,189    $ 13,241    $ 12,828     $ 12,558
  Interest expense                                    5,035        4,487       4,211       4,008        3,868
                                                -------------------------------------------------------------
  Net interest income, tax. equivalent                9,554        9,702       9,030       8,820        8,690
  Taxable equivalent adjustment                         455          440         461         466          458
                                                -------------------------------------------------------------
  Net interest income                                 9,099        9,262       8,569       8,354        8,232
  Loan loss provision (2)                             1,505          788         645         766          616
  Noninterest income                                  2,136        2,049       1,660       1,879        1,877
  Noninterest expense                                 4,189        4,277       4,110       3,669        4,120
                                                -------------------------------------------------------------
  Income before income taxes                          5,541        6,246       5,474       5,798        5,373
  Income taxes                                        1,807        2,159       1,813       1,957        1,770
                                                -------------------------------------------------------------
  Net income                                        $ 3,734      $ 4,087     $ 3,661     $ 3,841      $ 3,603
                                                =============================================================
  Earnings per share - Basic                         $ 0.33       $ 0.36      $ 0.32      $ 0.34       $ 0.31
  Earnings per share - Diluted                         0.33         0.36        0.32        0.33         0.31
                                                -------------------------------------------------------------
  Average shares - Basic                             11,288       11,351      11,419      11,462       11,480
  Average shares - Diluted                           11,302       11,361      11,428      11,478       11,496
-------------------------------------------------------------------------------------------------------------
Consolidated ending balance sheet data:
  Total assets                                    $ 640,338    $ 636,725   $ 642,590   $ 610,727    $ 598,579
  Total deposits                                    496,068      490,018     493,285     471,659      457,128
  Loans (gross)                                     436,514      422,631     405,856     390,189      385,057
  Shareholders' equity                              117,919      116,132     114,611     113,451      111,970
-------------------------------------------------------------------------------------------------------------
Consolidated average balance sheet data:
  Total assets                                    $ 636,428    $ 631,454   $ 618,509   $ 608,320    $ 598,252
  Total deposits                                    493,619      487,007     478,364     469,608      457,914
  Loans (gross)                                     428,585      415,396     396,621     383,748      381,610
  Shareholders' equity                              117,146      115,445     114,156     112,821      110,825
-------------------------------------------------------------------------------------------------------------
Consolidated performance ratios:
  Return on average assets                            2.35%        2.59%       2.37%       2.53%        2.41%
  Return on average equity                           12.75%       14.16%      12.83%      13.62%       13.00%
  Efficiency ratio                                   35.83%       36.40%      38.45%      34.29%       38.99%
-------------------------------------------------------------------------------------------------------------
Consolidated asset quality data and ratios:
  Nonaccruing loans                                 $ 1,543      $ 1,154     $ 1,083     $ 1,079      $ 1,531
  Accruing loans 90 days past due                     1,486          541       1,147         981          926
                                                -------------------------------------------------------------
  Nonperforming loans                                 3,029        1,695       2,230       2,060        2,457
  Foreclosed properties                                  83          136         196          54          129
                                                -------------------------------------------------------------
  Nonperforming assets                                3,112        1,831       2,426       2,114        2,586
                                                -------------------------------------------------------------
  Allowance for loan losses                           6,004        5,721       5,200       4,747        4,988
                                                -------------------------------------------------------------
  Loans charged off (2)                               1,351          313         269       1,018          691
  Recoveries of loans charged off                       129           46          77          10           45
                                                -------------------------------------------------------------
  Net loan charge-offs (recoveries) (2)               1,222          267         192       1,008          646
                                                -------------------------------------------------------------
  Annualized net charge-offs to average loans (2)     1.14%        0.26%       0.19%       1.05%        0.68%
  Nonperforming loans to total assets                 0.47%        0.27%       0.35%       0.34%        0.41%
  Allowance coverage of nonperforming loans         198.22%      337.52%     233.18%     230.44%      203.01%
  Allowance for loan losses to gross loans            1.38%        1.35%       1.28%       1.22%        1.30%
  Allowance for loan losses to net loans              1.39%        1.37%       1.30%       1.23%        1.31%
-------------------------------------------------------------------------------------------------------------
Subsidiary earnings summary:
  Bank of    Net interest income                    $ 8,754      $ 8,900     $ 8,288     $ 8,017      $ 7,761
  Granite    Loan loss provision (2) *                1,475          778         645         766          616
             Noninterest income *                     1,569        1,556       1,263       1,356        1,221
             Noninterest expense *                    3,329        3,351       3,290       2,851        3,101
             Income taxes                             1,759        2,098       1,831       1,899        1,672
             Net income                               3,760        4,229       3,785       3,857        3,593
             * Includes effects of new Bounce program:
                    Loss provision                      118          133           -           -            -
                    Noninterest income                  512          456           -           -            -
                    Noninterest expense                  14           11           -           -            -
            -------------------------------------------------------------------------------------------------
  GLL &      Net interest income                      $ 401        $ 445       $ 334       $ 423        $ 547
  Associates Loan loss provision                         30           10           -           -            -
  (mortgage  Noninterest income                         566          567         397         508          656
   bank)     Noninterest expense                        849          859         774         784          991
             Income taxes                                48           61         (17)         59           98
             Net income (loss)                           70           92         (26)         88          114
-------------------------------------------------------------------------------------------------------------

(1) Certain amounts in 1999 have been reclassified to conform with classifications in 2000.

(2) Includes provision for and charge-off of a $922,000 deficiency on loans to one borrower in September 2000.

Bank of Granite Corporation, Form 8-K, October 10, 2000, page 7 of 7